SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 30, 2004


                                BEXIL CORPORATION
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Maryland                     005-51849             13-3907058
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation)                                    Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code:  1-212-785-0400


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exihibits.

          (c)  Exhibits.


               Exhibit No.   Description of Exhibit
               ==========    =================================================
                    99.1     Press Release announcing its financial results for
                             the first quarter ended June 30, 2004.

Item 12. Results of Operations and Financial Conditions.

     On August 13, 2004, Bexil Corporation (the "Company") issued a press release announcing financial results for the first quarter ended June 30, 2004. A copy of the August 13, 2004 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information contained in this report on Form 8-K (including the exhibit) is being furnished pursuant to Item 5 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BEXIL CORPORATION


Date:     August 13, 2004                       /s/ Thomas B. Winmill
                                                ---------------------
                                                    Thomas B. Winmill
                                                    President

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                                  Exhibit Description
--------------                                  -------------------

     99.1                               Press Release announcing its financial
                                         results for the first quarter ended
                                                  June 30, 2004.

Exhibit 99.1

                 Bexil Corporation Announces Financial Results
                   for the Second Quarter Ended June 30, 2004

New York - Bexil Corporation (AMEX: BXL) today announced its financial results for the second quarter ended June 30, 2004.


                                                                                   Bexil Corporation
                                                        ------------------------------------------------------------------------
                                                                  Three Months                              Six Months
                                                                 Ended June 30,                            Ended June 30,
                                                                 --------------                            --------------
                                                            2004               2003                   2004                2003
                                                            ----               ----                   ----                ----
Revenues:
  Interest and other income                             $  36,763          $  37,884              $  102,204          $   83,706
  Equity in earnings of unconsolidated affiliate          456,348            401,904                 975,853           1,355,275
                                                        ---------          ---------              ----------          ----------
                                                          493,111            439,788               1,078,057           1,438,981
                                                        ---------          ---------              ----------          ----------

Expenses:
  General and administrative                              179,252            139,756                 382,743             260,599
  Communication costs                                      12,192              8,875                  16,977              12,545
  Professional fees                                        64,167             26,585                  82,965              49,605
                                                        ---------          ---------              ----------          ----------
                                                          255,611            175,216                 482,685             322,749
                                                        ---------          ---------              ----------          ----------

Income before income taxes                                237,500            264,572                 595,372           1,116,232
Income tax expense (benefit)                              (47,929)           (17,828)                (65,173)             21,975
                                                        ---------          ---------              ----------          ----------
  Net income                                            $ 285,429          $ 282,400              $  660,545          $1,094,257
                                                        =========          =========              ==========          ==========

Per share net income:

  Basic                                                    $ 0.32             $ 0.32                  $ 0.75                1.26
  Diluted                                                  $ 0.32             $ 0.32                  $ 0.75                1.26

Average shares outstanding:

  Basic                                                   879,591            871,359                 879,591             869,109
  Diluted                                                 879,591            871,359                 880,249             869,109

Bexil's primary business is comprised of its 50% interest in privately held York Insurance Services Group, Inc. ("York"). Since the 1930's, York's affiliates have served as third party administrators and independent adjusters providing claims data and risk related services to insurance carriers, self insureds, public entities, brokers, and other intermediaries. York's claims services include property & casualty, workers' compensation, special investigative unit services & surveillance, transportation & logistics, environmental, construction, and inland & ocean marine. York is a 50% owned unconsolidated affiliate accounted for by the equity method.

York's summarized condensed financial information is as follows:

                                     York Insurance Services Group, Inc.
                             ---------------------------------------------------
                                Six Months ended             Six Months ended
                                 June 30, 2004                 June 30, 2003
                             ----------------------       ----------------------
Sales                            $ 28,380,576                  $ 24,739,656
Expenses                         $ 25,309,800                  $ 19,901,202
Net income                       $  1,951,718                  $  2,710,549

Working Capital                  $ 10,409,373                  $  5,636,579
Total Assets                     $ 24,780,031                  $ 20,206,718
Long Term Debt                   $  1,658,900                  $  1,514,911
Shareholder's Equity             $ 14,757,584                  $  9,916,293



Contact: William G. Vohrer
         Treasurer
         1-212-785-0400, ext 279
         wvohrer@bexil.com